                                                                   Exhibit 10.15

                                 Confidential
                                 ------------

                                   LUMONICS

                         1998 EXECUTIVE INCENTIVE PLAN

PURPOSE
-------

 .  To promote the One Lumonics spirit.

 . To motivate senior managers to accomplish pre-determined operational/productivity/ profitability objectives which successfully support our business plan.

 . To provide additional incentive in order to respond to competitive market requirements.

 . To reinforce the Company's Strategic Business Plan (SBP) by allowing managers to participate in the Company's financial success.

POLICY
------

To utilize a financial incentive plan as an effective management tool to attract, retain, motivate, and guide senior managers. Such objectives can best be accomplished through a program that provides rewards in direct relationship to the successful performance of approved business plans. The plan is designed to clearly reward attainment of operational objectives in alignment with the Lumonics SBP.

ELIGIBILITY
-----------

All executives who are in good standing and who are not included in a sales commission program are eligible to participate in this program.

Any employee hired after January 1 in a plan year will receive a pro-rata payout that will be based upon the time he/she was employed by Lumonics during the year. Employee must be an active employee as of December 31 of the plan year in order to be eligible for payout. As a minimum, employees must have been employed by December 1 of the plan year.

EFFECTIVE DATE AND DURATION
---------------------------

The effective date of the commencement of the Executive Incentive Plan is January 1, 1998. While it is Lumonics' intention to continue this plan on an annual basis, the continuation or enhancement of this program is not guaranteed. Lumonics reserves the right to amend, alter, or discontinue the program at any
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time, for any reason, without notice.
------------------------------------

ADMINISTRATION
--------------

The overall administration of this program will be the responsibility of the Vice President-Human Resources. Final approval of the plan will be by the Compensation Committee of the Board of Directors. In an effort to emphasize and promote "One Lumonics", payouts under the plan will focus on Lumonics Inc. performance.

Annual performance objectives will be based on Lumonics' annual operating budget approved by the Board of Directors. In order to ensure linkage with Lumonics Inc. performance, and to reinforce the necessity of Lumonics Inc. overall profitability and performance, an entry gate will be established for each year. Lumonics performance must meet or exceed the entry gate objective before any payout can be made.

Lumonics reserves the right, at its sole discretion, to increase or decrease individual or group payouts. Any such increase/decrease requires the approval of the Compensation Committee.

All payouts will occur by mid-March of the following fiscal year, subject to audit and approval of fiscal year financial results. Appropriate payroll and employment taxes will be withheld on all payments.

At the beginning of each year, incentive plan payout targets will be set for each executive as a percentage of base salary. Annual salary for Executive Incentive Plan purposes is defined as the employee's base salary in effect on 1 January.

Any employee who has been absent for any reason during the calendar year for an extended period of time may receive a pro-rata payout which will be based upon the time of their active employment.

  NOTE: This exhibit will suffice until architects space plan is completed at which time it will become Exhibit "B".



                                  EXHIBIT "B"
                             PHYSICAL REQUIREMENTS

WORK                              SQUARE         CEILING         GENERAL
AREA                               FEET          HEIGHT          COMMENTS
----                              ------         -------         --------
SALES                              9,000

     .  General Sales                           8' - 10'         -  3,500 SF
                                                                 -  3 private executive offices.

     .  Demo Lab                               14' - 16'         -  5,500 SF
                                                                 -  10 private demo areas.
                                                                 -  Next to Assembly area and Customer Service.
                                                                 -  6" concrete floor covered with vinyl tile or
                                                                    colored epoxy sealant.
                                                                 -  80 foot candles of light.
                                                                 -  240/436 and 110 outlets.

LOBBY, CORP. ROOMS, SUPPORT        3,000        8' - 10'

     .  Lobby                                   8' - 10'         -  A moderately upscale statement, but not pretentious.
                                                                    Primarily to serve sales.
                                                                    Secondarily to serve customer service.
                                                                 -  Visitors bathrooms and coat rooms included
                                                                    or nearby.

     .  Conference Rooms                        8' - 10'         -  2 private rooms.
                                                                 -  Primarily to serve Sales.
                                                                    Secondarily to serve Customer Service.


     .  Other Support                           8' - 10'         -  Copy room and library next to Sales.

                             PHYSICAL REQUIREMENTS

WORK                              SQUARE         CEILING         GENERAL
AREA                               FEET          HEIGHT          COMMENTS
----                              ------         -------         --------
CUSTOMER SERVICE                   4,500

     .  General Customer Service                8' - 10'         -  Next to Sales.
                                                                 -  2 private executive offices.

     .  Classrooms                              8' - 10'         -  2 private rooms.


GENERAL ACCOUNTING/PURCHASING      2,000        8' - 10'         -  1 private executive office.

ENGINEERING                        2,000        8' - 10'         -  All open office.

CAFETERIA                            500        8' - 10'         -  All open.
                                                                 -  Accessible to shop as well as office areas.

ASSEMBLY/WAREHOUSE                10,000

     .  Parts Warehouse                        14' - 16'         -  1,500 SF.  Private area.
                                                                 -  Private room.

     .  Assembly                               14' - 16'         -  1 private executive office.
                                                                 -  1 private shop office.
                                                                 -  6" scaled concrete floor.
                                                                 -  80 foot candles of light.
                                                                 -  1800 amps, 240/480 volts, 3 phase
                                                                    secondary service.
                                                                 -  2 dock high doors.
                                                                 -  Fire suppression only as required by code.